INVESTMENT ADVISER OF
TOTAL RETURN PORTFOLIO
Boston Management and Research
24 Federal Street
Boston, MA 02110

ADMINISTRATOR OF EV MARATHON
TOTAL RETURN FUND
Eaton Vance Management
24 Federal Street
Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260

CUSTODIAN
Investors Bank & Trust Company
89 South Street
P.O. Box 1537
Boston, MA 02205-1537

TRANSFER AGENT
First Data Investor Services Group, Inc.
BOS725
P.O. Box 1559
Boston, MA 02104

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.


EV MARATHON TOTAL RETURN FUND
24 FEDERAL STREET
BOSTON, MA 02110


                                  M-TMSRC-2/96


[logo]
EV MARATHON
TOTAL RETURN
FUND


ANNUAL
SHAREHOLDER REPORT
DECEMBER 31, 1995

TO SHAREHOLDERS


EV Marathon Total Return Fund had a total return of 26.3% for the year ended December 31, 1995. That return includes an increase in net asset value per share from $8.30 to $10.07 on December 31, 1995 and the reinvestment of $0.363 per share in income dividends.

By comparison, the Lipper Utility Fund Index, an index of 30 mutual funds primarily invested in utility stocks, gained 26.9% for the year.

DECLINING INTEREST RATES HELPED UTILITIES STOCKS...
The U.S. economy remained remarkably steady during 1995, providing investors a favorable period of slow growth and low inflation. The nation's annualized rate of economic growth was 2.7% in the first quarter and 1.3% in the second quarter of the year, rising to 4.2% in the third quarter. It was expected to be between 2% and 3% for the fourth quarter.

Concerned about the economy slowing too much, the Fed in July lowered the federal funds rate by a quarter of a percentage point, and announced another quarter-point decrease in December. These changes helped the economy continue to advance at a slow but steady pace.

The yields of long-term U.S. Treasury bonds fell to nearly 6% after rising to nearly 8% on December 31, 1994. Generally, utility stock prices increase as interest rates decline because their behavior parallels that of long-term fixed-income securities, and, indeed, utility stocks performed well during the year.

Early in 1995, there were fears that electric utilities would face increased competition and that the market would punish those companies with higher-cost power generating plants and those serving large industrial customers with powerful bargaining positions. As the year progressed, it became clear that regulatory, legislative and competitive developments were moving more slowly than first feared, giving these utilities time to put their houses in order.

MERGERS HERALD A CHANGING ELECTRIC UTILITY SECTOR...
A number of electric utility companies announced mergers during the year. While the merger of Northern States Power and Wisconsin Energy combined two large, healthy companies, other mergers later in the year often involved a large, higher-cost company acquiring a smaller, lower-cost company to average down costs of production. Generally, it appears that the remaining utilities will be larger and more efficient.

The telephone sector, quiet during the first half of the year, came alive in the second half. Gains in telephone company stocks contributed to the Fund's positive year. Portfolio Manager Timothy P. O'Brien will discuss the details of these investments later in this report.

[Photo                              Sincerely,
  of
M. Dozier                       /s/ M. Dozier Gardner
Gardner]
                                    M. Dozier Gardner
                                    President
                                    February 21, 1996

A PROFILE OF EV MARATHON TOTAL RETURN FUND

                     CHANGES IN COMMON STOCK HOLDINGS* SHOW
                FUND'S RESPONSE TO CHANGING INVESTMENT CONDITIONS

  AS OF DECEMBER 31, 1994
ELECTRIC UTILITIES      66.5%
REITS                   19.8%
TELEPHONE UTILITIES      7.4%
OIL/GAS                  5.8%
OTHER                    0.5%

  AS OF DECEMBER 31, 1995
ELECTRIC UTILITIES      55.3%
TELEPHONE UTILITIES     23.5%
FINANCIAL                9.0%
OIL/GAS                  4.6%
REITS                    4.4%
OTHER                    3.2%

*By market value as of dates shown

AS INTEREST RATES DROPPED, UTILITY STOCK PRICES ROSE

         Label          A           B
------------------------------------------
Label    Date     30-Yr Treas.+  Dow Jones*
------------------------------------------
  1     6/94         7.58         117.17
  2     7/94         7.53         186.4
  3     8/94         7.46         189.16
  4     9/94         7.78         181.45
  5    10/94         7.92         181.39
  6    11/94         8.1          179.54
  7    12/94         7.85         181.52
  8     1/95         7.82         193.12
  9     2/95         7.6          193.91
 10     3/95         7.37         187.65
 11     4/95         7.37         194.5
 12     5/95         6.9          206.43
 13     6/95         6.61         202.08
 14     7/95         6.82         203.99
 15     8/95         6.92         202.35
 16     9/95         6.53         214.28
 17    10/95         6.32         214.54
 18    11/95         6.26         215.79
 19    12/95         6.12         225.4

* Dow Jones Utility Average (blue line, left axis) is an unmanaged index of 15 utility common stocks.
+ U.S. Treasury yields (black line, right axis) refer to yields on 30-year
  Treasury bonds.

Sources: Towers Data Systems, Wall Street Journal.

                          EV MARATHON TOTAL RETURN FUND
                                 THE 10 LARGEST
                                EQUITY HOLDINGS**

Frontier Corp.
CINergy Corp
FPL Group, Inc.
First Interstate Bancorp
DQE, Inc.
DPL Inc.
NIPSCO Industries, Inc.
SCE Corp.
Southern Co.
SBC Communications,Inc.

**By market value as of 12/31/95.

MANAGEMENT DISCUSSION

An interview with Timothy P. O'Brien, Vice President and Manager of the Total Return Portfolio.

Q.  TIM, HOW DID THE UTILITY SECTOR PERFORM IN 1995?

A. During 1995, there was an overall decline in interest rates, led by the Federal Reserve's cutting of its federal funds rate twice during the year. As a result, this has been a very good year for investments in general, although some investors found it frustrating because the large gains were seen in a relatively narrow band of stocks. Generally, utility stocks do well in an environment of declining interest rates, and 1995 was no exception.

Q.  IN TERMS OF MANAGING INVESTMENTS, HOW HAVE YOU RESPONDED TO THIS
    ENVIRONMENT?

A. If you look at all of 1995, the major concerns were not with responding to some preconceived notion of where the economy was headed. Instead, the strategy was to look at the distribution of stocks and begin to make some fundamental changes in our holdings. For example, at the start of 1995, we were nearly 20% invested in real estate investment trusts, or REITs. At the end of the year, REITs comprised a weighting of about 5%.

Q.  WHAT WAS THE PROBLEM WITH REITS?

A. While REITs do have relatively high yields, they simply have not performed well. In general, they performed poorly in 1995, just as they did in 1994. That adversely impacted the Fund's performance during the year.

[Photo of Timothy P. O'Brien]

TIMOTHY P. O'BRIEN

Q.  HOW ELSE DID YOU CHANGE THE SECTORS REPRESENTED AMONG INVESTMENTS?

A. We started the year very heavily weighted in electric utilities. That amount was reduced somewhat, increasing representation in telephone stocks and foreign utilities.

Q.  WHAT FOREIGN UTILITIES WERE GOOD INVESTMENTS IN 1995?

A. British electric utility stocks saw a merger mania that, at times, bordered on a feeding frenzy. When these companies were privatized in 1990, the British government, in essence, held onto the power to prevent their merging or being acquired. That power expired in 1995 and within a very short period, the acquisitions and mergers had begun. Out of 12 utilities, seven or eight have been acquired since March. The Portfolio owned several of these, three of which rose on merger news.

    Norweb was the largest of these positions. Our total return on this stock, including dividends, was well over 50%. Midlands Electricity and Manweb also performed well. Naturally, investing in foreign stocks involves additional risks, including currency fluctuations, shifting political climates and uneven economic growth rates.

Q.  WHAT WAS THE SITUATION AMONG U.S. ELECTRIC UTILITIES?

A. There also were several mergers here. Unfortunately, the Portfolio tended to own the acquiring companies instead of the acquired, so we didn't reap many of the benefits of these deals.

    We're seeing some interesting trends among these companies. The survivors are larger, more efficient and better able to compete.

    Many electric utilities also are accelerating the amortization of their high-cost assets. This means that these companies are not showing great increases in earnings, but they are developing significant cash flow. If their managements are wise, they'll use that money to pay off debt and buy back stock. Those are pluses for investors.

Q.  HOW DID THE TELEPHONE SECTOR PERFORM?

A. It did almost nothing during the first half of the year, largely because of uncertainties surrounding the possible passage of a Telecommunications Act. In the process, people lost sight of the fact that interest rates were falling and that, statistically, these stocks were becoming cheap. All this added up to a much better second half of the year for these stocks. It's still not clear what form a Telecommunications Act will take, assuming one is approved.

Q.  WHAT'S THE LARGEST HOLDING IN THIS SECTOR?

A. Frontier Corp. is a diversified telecommunications firm that started out as a local telephone company in Rochester, NY. It expanded into long distance service and wireless, and, now, long distance amounts to 70% of the company's revenues and is driving its growth. Its local telephone business is very well managed.

    Frontier acquired ALC Communications, a company of approximately the same size, early in 1995. That acquisition caused the price of Frontier's stock to fall below $20. It was acquired at that point because we felt it was a strong company with a solid future. The stock closed the year at $30.

Q.  WHAT OTHER TELEPHONE STOCKS WERE AMONG THE HOLDINGS?

A. Domestically, we've acquired positions in U.S. West, GT&E and NYNEX, all of which have done well. GT&E and NYNEXhad lagged the group of regional Bell companies. We picked these underperformers because we felt the time was right for them to show some of the same gains as the other regional Bells.

    In terms of foreign stocks, we held positions in New Zealand Telephone and TeleDanmark during the year. Neither of these stocks has been a stellar performer, but both did fairly well. Both stocks tend to serve as representatives of their countries' economies. So investors who think the Danish economy might be declining will sell their TeleDanmark shares, and when they think the Danish economy is rallying, might buy more. What we did in both cases was to buy the stocks when their prices were low, stay with them as they rose a few points, and sell at the higher prices. The Portfolio had the opportunity to do that more than once during the year, and made money each time.

Q.  WHAT WERE SOME OF THE INVESTMENT SUCCESS STORIES?

A. DQE, an electric utility in Pittsburgh, PA, is one. This is a high-cost utility that's been working very hard to reduce its costs. It changed management teams in the mid 1980s, and the new team has done a very good job there. DQE has posted solid earnings, and they had a stock split in 1995. The reality is that when it comes to electric utilities, just about everyone does the same thing. DQE just did it better than many of the others.

    Another is SCE Corp., what used to be called Southern California Edison. The situation in California was dicey for a while during 1995 because it was known that state regulators were going to issue new rules for utilities. The stock was trading as though the regulators were going to pass the most anti-utility plan, which in our opinion, just wasn't likely to happen. After discounting the worst-case scenario, we bought a large amount of this stock and realized a significant gain in a relatively short period of time.

Q.  WHAT'S THE OUTLOOK FOR UTILITIES?

A. For 1996, it's reasonably good. Electrics are still relatively inexpensive and provide a significant yield advantage over the average common stock. I still look for opportunities among foreign companies, although the foreign weighting was reduced somewhat at the end of 1995. This is because of concerns about the British pound.

    In a more general sense, electric utility companies are going to continue to face tremendous competitive pressure. But it seems that the pressures -- the need to become more efficient -- will not arrive as quickly as first thought. Utility companies that already are strong will not be affected, but the others -- those that need to become more efficient and to cut costs -- are gaining some time to accomplish their goals.

    There's also the issue of interest rates, which have a strong influence on utility stock prices. While past trends don't guarantee future results, a continuation of the current stable interest rate environment could mean a continued favorable climate for utility stocks. This is a sector where change can create opportunities for wise investors.As a result, we will continue our practice of closely monitoring all kinds of utility stocks to find stocks that demonstrate they have prospects for earnings and dividend growth, and that may provide opportunities for attractive long-term total returns.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EV MARATHON TOTAL RETURN FUND AND THE S&P 500 STOCK INDEX

FROM NOVEMBER 30, 1993, THROUGH DECEMBER 31, 1995

AVG. ANNUAL     1     LIFE OF
 RETURNS      YEAR     FUND*
------------------------------
With CDSC     21.3%     2.8%
------------------------------
Without CDSC  26.3%     4.6%
------------------------------

EV Marathon Total Return Fund
Assumes entire investment was redeemed on 12/31/95 and maximum applicable contingent deferred sales charge (CDSC) was deducted from redemption proceeds.

        Label         A           B
------------------------------------------
Label   Date      M. Total Rtn   S&P 11/93
------------------------------------------
  1     11/93+      10000          10000
  2     12/93       10117          10168
  3      1/94        9980          10498
  4      2/94        9567          10183
  5      3/94        9366           9785
  6      4/94        9515           9898
  7      5/94        9127          10021
  8      6/94        8870           9827
  9      7/94        8989          10137
 10      8/94        8909          10518
 11      9/94        8754          10308
 12     10/94        8754          10523
 13     11/94        8733          10107
 14     12/94        8845          10306
 15      1/95        9085          10556
 16      2/95        9015          10937
 17      3/95        8989          11306
 18      4/95        9135          11622
 19      5/95        9563          12044
 20      6/95        9613          12382
 21      7/95        9847          12775
 22      8/95        9963          12771
 23      9/95       10429          13363
 24     10/95       10523          13296
 25     11/95       10739          13842
 26     12/95       11171          14165

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.

* Investment operations commenced on 11/1/93.
+ Index information is available only at month-end; therefore the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

FUND PERFORMANCE
In accordance with guidelines issued by the Securities and Exchange Commission, the performance chart above compares your Fund's total return with that of a broad-based investment index. The lines on the chart represent the total returns of a $10,000 hypothetical investment in the Fund and the S&P 500 Stock Index, an unmanaged index of common stocks.

TOTAL RETURN FIGURES
The solid line on the chart represents the Fund's performance at net asset value. The Fund's total return figure reflects Fund expenses and transaction costs, and assumes the reinvestment of income dividends and capital gain distributions. The second dollar figure for the Fund reflects the Fund's maximum applicable deferred sales charge (CDSC), deducted at redemption as follows: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; and 1% - 6th year.

The dotted black line represents the performance of the S&P 500 Stock Index, a broad-based, widely recognized unmanaged index of 500 common stocks. The Index's total return does not reflect any commissions or expenses that would be incurred if an investor individually purchased or sold the securities represented in the Index.

                        EV MARATHON TOTAL RETURN FUND
                             FINANCIAL STATEMENTS
                     STATEMENT OF ASSETS AND LIABILITIES
------------------------------------------------------------------------------
                              December 31, 1995
------------------------------------------------------------------------------
ASSETS:
  Investment in Total Return Portfolio (Portfolio) at value
    (Note 1A)                                                    $58,486,347
  Receivable for Fund shares sold                                      2,360
  Deferred organization expenses (Note 1D)                            28,565
                                                                 -----------
      Total assets                                               $58,517,272
LIABILITIES:
  Payable for Fund shares redeemed                     $237,222
  Payable to affiliate --
    Trustees' fees                                           43
  Accrued expenses                                       39,062
                                                       --------
      Total liabilities                                              276,327
                                                                 -----------
NET ASSETS for 5,786,353 shares of beneficial interest
   outstanding                                                   $58,240,945
                                                                 ===========
SOURCES OF NET ASSETS:
  Proceeds from sales of shares (including shares
    issued to shareholders electing to receive
    payment of distributions in shares), less cost of
    shares redeemed                                              $50,289,456
  Undistributed net investment income                                 11,376
  Accumulated net realized loss on investments and
    financial futures transactions
    (computed on the basis of identified cost)                    (1,993,150)
  Unrealized appreciation of investments (computed on
    the basis of identified cost)                                  9,933,263
                                                                 -----------
      Total net assets                                           $58,240,945
                                                                 ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($58,240,945 / 5,786,353 shares of beneficial interest)           $10.07
                                                                    ======

    The accompanying notes are an integral part of the financial statements

                           STATEMENT OF OPERATIONS
------------------------------------------------------------------------------
                       For the Year Ended December 31, 1995
------------------------------------------------------------------------------
INVESTMENT INCOME (NOTE 1B):
  Dividend income allocated from Portfolio (net of
    withholding tax of $20,865)                                   $ 1,593,170
  Interest income allocated from Portfolio                            235,764
  Expenses allocated from Portfolio                                  (283,047)
                                                                  -----------
        Total investment income                                   $ 1,545,887
  Expenses --
    Compensation of Trustees not members of the
    Investment Adviser's organization (Note 5)      $       165
    Custodian fees (Note 5)                               4,817
    Distribution fees (Note 4)                          283,329
    Transfer and dividend disbursing agent fees          28,726
    Printing & postage                                   44,027
    Legal and accounting services                        22,100
    Registration fees                                    21,311
    Amortization of organization expenses (Note 1D)       8,030
    Miscellaneous                                         8,775
                                                    -----------
        Total expenses                                                421,280
                                                                  -----------
          Net investment income                                   $ 1,124,607
REALIZED AND UNREALIZED GAIN (LOSS) FROM PORTFOLIO:
  Net realized gain (loss) (identified cost basis) --
    Investment transactions                         $   700,005
    Financial futures contracts                        (437,276)
                                                    -----------
      Net realized gain on investments and
       financial futures (identified cost basis)    $   262,729
  Change in unrealized appreciation of investments   10,654,107
                                                    -----------
      Net realized and unrealized gain on
       investments                                                 10,916,836
                                                                  -----------
        Net increase in net assets resulting from
          operations                                              $12,041,443
                                                                  ===========

    The accompanying notes are an integral part of the financial statements

                      STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------
                                             YEAR ENDED DECEMBER 31,
                                        ----------------------------------
                                              1995              1994
                                        ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
    Net investment income                   $ 1,124,607       $  880,826
    Net realized gain (loss) from
      Portfolio                                 262,729        (2,632,623)
    Change in unrealized appreciation
      from Portfolio                         10,654,107          (823,963)
                                            -----------       ----------
      Net increase (decrease) in net
        assets resulting from operations    $12,041,443       $(2,575,760)
                                            -----------       ----------
  Distributions to shareholders --
    From net investment income              $(1,089,302)      $  (866,139)
    In excess of net investment income         (306,098)          --
    From tax return of capital                  --               (131,190)
                                            -----------       ----------
        Total distributions to
         shareholders                       $(1,395,400)      $  (997,329)
                                            -----------       ----------

  Net increase in net assets from Fund
     share transactions (Note 2)            $ 1,272,878       $18,264,787
                                            -----------       ----------
  Contribution from Equity Income
    Trust (Note 7)                          $20,111,136       $   --
                                            -----------       ----------
      Net increase in net assets            $32,030,057       $14,691,698
NET ASSETS:
  At beginning of year                       26,210,888        11,519,190
                                            -----------       ----------
  At end of year (including
    undistributed net investment
    income of $11,376
    and $3,607, respectively)               $58,240,945       $26,210,888
                                            ===========       ===========

    The accompanying notes are an integral part of the financial statements

                             FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------
                                                YEAR ENDED DECEMBER 31,
                                            -------------------------------
                                              1995       1994       1993*
                                            --------   --------   --------
NET ASSET VALUE -- Beginning of year        $ 8.3000   $ 9.9300   $10.0000
                                            --------   --------   --------
  Income from operations:
    Net investment income                   $ 0.3157   $ 0.3638     0.0409
    Net realized and unrealized gain
     (loss) on investments                    1.8173    (1.5988)   (0.0559)(1)
                                            --------   --------   --------

      Total income (loss) from operations   $ 2.1330   $(1.2350)  $(0.0150)
                                            --------   --------   --------
  Less distributions:
    From net investment income              $(0.2834)  $(0.3535)  $(0.0461)
    In excess of net investment income       (0.0796)     --         --
    From tax return of capital                 --       (0.0415)   (0.0089)
                                            --------   --------   --------

      Total distributions                   $(0.3630)  $(0.3950)  $(0.0550)
                                            --------   --------   --------
NET ASSET VALUE -- End of year              $10.0700   $ 8.3000   $ 9.9300
                                            ========   ========   ========
TOTAL RETURN(2)                               26.31%   (12.70)%    (0.15)%
RATIOS/SUPPLEMENTAL DATA: (to average
daily net assets)**
  Expenses(3)                                  2.11%      2.07%      0.68% (+)
  Net investment income                        3.37%      3.95%      3.38% (+)
NET ASSETS, END OF YEAR (000'S OMITTED)      $58,241   $ 26,210   $ 11,519

Note: Per share amounts have been computed using average shares outstanding during the period.

(1) The per share amount for the period from the start of business, November 1, 1993 to December 31, 1993, is not in accord with the net realized and unrealized gain for the period allocated to the Fund by the Portfolio due to the timing of the sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.
(2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the record date. Total return is not calculated on an annualzed basis.
(3) Includes the Fund's share of Total Return Portfolio's allocated expenses. (+) Computed on an annualized basis.
  * For the period from the start of business, November 1, 1993, to December 31, 1993.
** The expenses related to the operation of the Fund reflect an allocation of expenses to the administrator. Had such action not been taken, the ratios would have been as follows:

        Ratios (to average daily net assets)
          Expenses                             --         --         1.83% (+)
          Net investment income                --         --         2.23% (+)

    The accompanying notes are an integral part of the financial statements

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1995

-------------------------------------------------------------------------------
(1) SIGNIFICANT ACCOUNTING POLICIES
EV Marathon Total Return Fund (the Fund) is a non-diversified entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is a series in the Eaton Vance Special Investment Trust. The Fund invests all of its investable assets in interests in the Total Return Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (11.2% at December 31, 1995). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS -- Valuations of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

B. INCOME -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund.

C. FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments, option and financial futures transactions. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 1995, the Fund, for federal income tax purposes, had capital loss carryovers of $1,964,752, which will reduce the Fund's taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryovers will expire on December 31, 2001 ($610,251) and December 31, 2002 ($1,354,501).

D. DEFERRED ORGANIZATION EXPENSES -- Costs incurred by the Fund in connection with its organization are being amortized on the straight-line basis over five years.

E. OTHER -- Investment transactions are accounted for on the date the investments are purchased or sold. Distributions to shareholders are recorded on the ex-dividend date. Dividend income may include dividends that represent returns of capital for federal tax purposes.

F. DISTRIBUTIONS -- Generally accepted accounting principles require that differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

------------------------------------------------------------------------------
(2) SHARES OF BENEFICIAL INTEREST
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                         YEAR ENDED DECEMBER 31,
                           ---------------------------------------------------
                                     1995                       1994
                           -------------------------  ------------------------
                             SHARES        AMOUNT       SHARES       AMOUNT
                           ----------   -----------   ---------   -----------
Sales                         902,884   $ 8,079,706   2,631,297   $23,702,106
Issued to shareholders
  electing to receive
  payment of distribution
  in Fund shares              126,264     1,149,832      90,751       785,136
Redemptions                  (876,373)   (7,956,660)   (723,105)   (6,222,454)
Shares acquired in merger
  (Note 7)                  2,474,812    20,111,136      --           --
                            ---------   -----------   ---------   -----------
    Net increase            2,627,587   $21,384,014   1,998,943   $18,264,788
                            =========   ===========   =========   ===========

------------------------------------------------------------------------------
(3) INVESTMENT TRANSACTIONS
Increases and decreases in the Fund's investment in the Portfolio aggregated $32,411,754 and $8,777,488, respectively.

------------------------------------------------------------------------------
(4) DISTRIBUTION PLAN
The Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan requires the Fund to accrue amounts daily to the principal underwriter, Eaton Vance Distributors, Inc. (EVD), equal to 1/365th of 0.75% of the Fund's average daily net assets, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue accruals to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are approximately equivalent to the sum of (i) 5% of the aggregate amount received by the Fund for shares sold plus (ii) distribution fees calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and amounts theretofore paid to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of the Fund and, accordingly, reduces the Fund's net assets. Such payments would cease upon termination of the distribution agreement (unless made in accordance with another distribution agreement). As a result, the Fund does not accrue amounts which may become payable to EVD in the future because the conditions for recording any contingent liability under generally accepted accounting principles have not been satisfied. EVD earned $249,947 for the year ended December 31, 1995, representing 0.75% of average daily net assets. At December 31, 1995, the amount of Uncovered Distribution Charges of EVD calculated under the Plan was approximately $1,546,287.

    In addition, the Plan authorizes the Fund to make payments of service fees to the Principal Underwriter, Authorized Firms and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets for each fiscal year. The Trustees have implemented the Plan by authorizing the Fund to make quarterly payments of service fees to the Principal Underwriter and Authorized Firms in amounts not expected to exceed 0.25% of the Fund's average daily net assets for each fiscal year based on the value of Fund shares sold by such persons and remaining outstanding for at least twelve months. During the year ended December 31, 1995 the Fund provided for $33,382 under the Plan to the Principal Underwriter and Authorized Firms. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such, are not subject to automatic discontinuance where there are no outstanding Uncovered Distribution Charges of EVD.

    Certain of the officers of the Fund and Directors of the Corporation are officers and directors of EVD.

------------------------------------------------------------------------------
(5) TRANSACTIONS WITH AFFILIATES
Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Mangement and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 3 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Fund and the Portfolio who are not members of EVM's of BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. The custodian fee was paid to Investors Bank & Trust Company
(IBT) for its services as custodian of the Fund. Prior to November 10, 1995, IBT was an affiliate of EVM. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average cash balances the Portfolio maintains with IBT. Certain of the officers and Trustees of the Fund and Portfolio are officers and directors/ trustees of the above organizations.

------------------------------------------------------------------------------
(6) CONTINGENT DEFERRED SALES CHARGES
A contingent deferred sales charge (CDSC) is imposed on any redemption of Fund shares made within six years of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For Fund shares purchased prior to August 1, 1994, the CDSC was imposed at declining rates that begin at 6% in the first year of redemption after purchase, declining one percentage point each year. For Fund shares purchased on or after August 1, 1994, the CDSC will be imposed at declining rates beginning at 5% in the first and second years, of redemption after purchase, declining one percentage point in each subsequent year. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan. CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. EVD received approximately $1,894,501 of CDSC paid by shareholders for the year ended December 31, 1995.

------------------------------------------------------------------------------
(7) TRANSFER OF NET ASSETS
On November 3, 1995, EV Marathon Total Return Fund, a Fund in the series of the Eaton Vance Special Investment Trust, received the net assets of the Equity Income Trust, a Fund in the series of Eaton Vance Total Return Trust, pursuant to an Agreement and Plan of Reorganization dated August 7, 1995. In accordance with the agreement, EV Marathon Total Return Fund, at the closing, issued 2,474,812 shares of the Fund having an aggregate value of $20,111,136. As a result, the Fund issued 1.2188 shares for each Equity Income share.

    The transaction was structured for tax purposes to qualify as a tax-free reorganization under the Internal Revenue Code. The Equity Income Fund's net assets at that date were $23,814,445, including $4,073,088 of unrealized appreciation. Directly after the merger the combined net assets in the EV Marathon Total Return Fund were $55,709,159 with a net asset value of $9.60.

                      REPORT OF INDEPENDENT ACCOUNTANTS
------------------------------------------------------------------------------
TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
EV MARATHON TOTAL RETURN FUND, A SERIES OF EATON VANCE SPECIAL INVESTMENT
TRUST:

We have audited the accompanying statement of assets and liabilities of EV Marathon Total Return Fund, a series of Eaton Vance Special Investment Trust, as of December 31, 1995, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years then ended, and the financial highlights for each of the two years then ended and for the period from November 1, 1993 (start of business) to December 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of EV Marathon Total Return Fund, a series of Eaton Vance Special Investment Trust, as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended and the financial highlights for each of the two years then ended and for the period from November 1, 1993 (start of business) to December 31, 1993, in conformity with generally accepted accounting principles.

                                              COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
FEBRUARY 2, 1996

                  --------------------------------------------

                            PORTFOLIO OF INVESTMENTS
                                DECEMBER 31, 1995

-------------------------------------------------------------------------------
                              COMMON STOCKS - 81.2%
-------------------------------------------------------------------------------
Name of Company                                      Shares           Value
-------------------------------------------------------------------------------
BUSINESS SERVICES - 0.8%
U.S. Filter Corp.*                                   160,000       $  4,260,000
                                                                   ------------
ELECTRIC UTILITIES - 44.9%
Baltimore Gas & Electric Co.                         125,000       $  3,562,500
Carolina Power & Light Co.                           300,000         10,350,000
Central Louisiana Electric Co.                       200,000          5,375,000
Cilcorp Inc.                                          58,900          2,495,887
Cinergy Corp.                                        850,000         26,031,250
DPL Inc.                                             675,000         16,706,250
DQE, Inc.                                            590,000         18,142,500
FPL Group, Inc.                                      550,000         25,506,250
General Public Utilities Corp.                       250,000          8,500,000
Houston Industries, Inc.                             150,000          3,637,500
LG & E Energy Corp.                                   87,200          3,684,200
London Electricity                                   200,000          1,782,380
National Grid Holdings*                              706,155          2,187,245
National Power PLC                                   200,000            479,740
National Power PLC ADR                               267,500          2,474,375
NIPSCO Industries, Inc.                              400,000         15,300,000
Northern States Power Co. Minn.                       50,000          2,456,250
Ohio Edison Co.                                      300,000          7,050,000
PECO Energy Co.                                      200,000          6,025,000
Pinnacle West Capital Corp.                          300,000          8,625,000
Portland General Electric Corp.                      290,000          8,446,250
PowerGen PLC                                           6,024             49,803
SCE Corp                                             750,000         13,312,500
Southern Co.                                         575,000         14,159,375
Teco Energy, Inc.                                    310,000          7,943,750
Templeton Global Utilities, Inc.                      26,000            338,000
Texas Utilities Co.                                  156,500          6,436,062
Union Electric Co.                                    80,000          3,340,000
Wisconsin Energy Corp.                               150,400          4,606,000
WPS Resources Corp.                                  125,000          4,250,000
Yorkshire Electric Group*                            100,000          1,036,360
                                                                   ------------
                                                                   $234,289,427
                                                                   ------------
ENERGY - 1.7%
ENI SPA*                                             250,000       $  8,562,500
                                                                   ------------
FINANCIAL SERVICES - 7.3%
Fidelity Federal Bank Class A*                     1,624,741       $  3,757,214
First Defiance Financial                             300,000          3,037,500
First Interstate Bancorp                             141,000         19,246,500
GCR Holdings Ltd.*                                   205,000          4,612,500
FINANCIAL SERVICES (Continued)
Imperial Thrift & Loan Association*                   45,000            551,250
Klamath First Bancorp, Inc.*                          10,000            137,500
PMI Group, Inc.*                                      50,000          2,262,500
PNC Bank Corp.                                        90,000          2,902,500
St. Paul Bancorp, Inc.                                68,000          1,734,000
                                                                   ------------
                                                                   $ 38,241,464
                                                                   ------------
HEALTHCARE SERVICES - 0.4%
Emeritus Corp.*                                      180,000       $  2,092,500
                                                                   ------------
NATURAL GAS UTILITIES - 2.1%
K N Energy                                           200,000       $  5,825,000
MCN Corp.                                             87,000          2,022,750
Wicor Inc.                                            94,200          3,037,950
                                                                   ------------
                                                                   $ 10,885,700
                                                                   ------------
REITS - 3.6%
Apartment Investment
  & Management Co. Class A                           100,000       $  1,950,000
Cali Realty Corp.                                    150,000          3,281,250
Health Care Property Investors, Inc.                 126,000          4,425,750
Healthcare Realty Trust                               92,200          2,120,600
LTC Properties, Inc.                                 150,000          2,250,000
Redwood Trust, Inc.                                  100,000          1,825,000
Sun Communities Inc.                                 110,000          2,901,250
                                                                   ------------
                                                                   $ 18,753,850
                                                                   ------------
RETAIL - 0.1%
Ingles Markets Class A                                50,000       $    556,250
                                                                   ------------
TELECOMMUNICATIONS - 1.2%
Alcatel Alsthon Sponsored ADR                         50,000       $    874,999
Home Shopping Network, Inc.*                         400,000          3,600,000
Nokia Corp.                                           50,000          1,943,750
                                                                   ------------
                                                                   $  6,418,749
                                                                   ------------
TELEPHONE UTILITIES - 19.1%
Ameritech Corp.                                      150,000       $  8,850,000
ACC Corp.                                             50,000          1,153,125
AT&T Corp.                                            50,000          3,237,500
CAI Wireless Systems, Inc.*                           80,000            770,000
Cellular Communications, Inc.*                        91,700          2,544,675
DST Systems Inc.*                                     60,000          1,710,000
Frontier Corp.                                     1,205,000         36,150,000
Globolstar Telecommunications*                         5,000            188,750
GTE Corp.                                             75,000          3,300,000
Mannesmann A.G. Ord                                    5,000          1,594,730
TELEPHONE UTILITIES (Continued)
Midcom Communications, Inc.*                          89,700          1,637,025
NYNEX Corp.                                          150,000          8,100,000
SBC Communications, Inc.                             225,000         12,937,500
Sprint Corp.                                          10,000            398,750
Tele Danmark A/S*                                     50,000          1,381,250
Telephone & Data Systems, Inc.                       100,000          3,950,000
U.S. West Inc.                                       230,000          8,222,500
U.S. West Media Group*                               185,000          3,515,000
                                                                   ------------
                                                                   $ 99,640,805
                                                                   ------------
    TOTAL COMMON STOCKS
      (Identified cost, $329,651,929)                              $423,701,245
                                                                   ------------
-------------------------------------------------------------------------------
                       CONVERTIBLE PREFERRED STOCKS - 7.8%
-------------------------------------------------------------------------------
Alco Standard Corp., 6.5s                             10,000       $    855,000
Allstate Corp., 6.76s                                110,000          4,510,000
Enron Corp., 6.25s                                    30,000            720,000
Fidelity Federal Bank, 12s                           250,000          6,406,250
First Washington Realty Trust, 9.75s                  45,000          1,023,750
Freeport McMoRan Copper & Gold, 5s                    90,000          2,452,500
Philippines Long Distance
  Telephone, 7s                                      194,000         10,100,125
Prime Retail Inc. Series B, 8.5s                     255,000          4,526,250
St. Paul Capital, 6s                                  75,000          4,218,750
Sovereign Bancorp, 6.25s                             105,000          5,985,000
                                                                    -----------
    TOTAL CONVERTIBLE PREFERRED STOCKS
      (identified cost, $38,727,055)                               $ 40,797,625
                                                                   ------------
-------------------------------------------------------------------------------
                            CONVERTIBLE BONDS - 6.5%
-------------------------------------------------------------------------------
                                                   Face Amount
Name of Company                                   (000's Omitted)       Value
-------------------------------------------------------------------------------
Assisted Living, 7s, 8/15/05                         $ 2,000       $  2,080,000
Cooper Industries, Inc., 6s,
  "WYMN " DECS                                           115          1,581,250
Danka Business, 6.75s, 4/1/02                          2,000          2,805,000
Fort Bend Holdings Corp.,
  8s, 12/1/05                                          2,000          2,027,500
National Health Investment,
  7.75s, 1/1/01                                        2,000          2,000,000
Novacare Inc., 5.5s, 1/15/00                          10,000          8,162,500
Softkey International, Inc.,
  5.5s, 11/1/00                                        3,000          2,205,000
Theratx Inc., 8s, 2/1/02                               6,000          5,475,000
Thermo Electron Corp., 4.25s, 1/1/03**                 1,000          1,000,000
VLSI Technology, 8.25%, 10/1/05                        7,000          6,457,500
                                                                   ------------
    TOTAL CONVERTIBLE BONDS
      (identified cost, $33,339,744)                               $ 33,793,750
                                                                   ------------
-------------------------------------------------------------------------------
                          SHORT-TERM OBLIGATION - 1.5%
-------------------------------------------------------------------------------
                                                   Face Amount
Name of Company                                   (000's Omitted)       Value
-------------------------------------------------------------------------------
Melville Corp., 5.9s, 1/2/96                         $ 7,744       $  7,742,730
                                                                   ------------
    TOTAL SHORT-TERM OBLIGATION,
      AT AMORTIZED COST                                            $  7,742,730
                                                                   ------------
    TOTAL INVESTMENTS - 97.0%
      (IDENTIFIED COST, $409,461,458)                              $506,035,350
    OTHER ASSETS, LESS LIABILITIES - 3.0%                            15,634,975
                                                                   ------------
    NET ASSETS - 100%                                              $521,670,325
                                                                   ============
 *Non-income producing security
**Security purchased on a delayed basis (Note 1E)
ADR - American Depository Receipt
REIT = Real Estate Investment Trust

                 The accompanying notes are an integral part
                         of the financial statements

                             FINANCIAL STATEMENTS
                     STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
                              December 31, 1995
-------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Note 1A) (identified cost,
    $409,461,458)                                                  $506,035,350
  Cash                                                                1,749,910
  Receivable for investments sold                                    15,561,601
  Dividends receivable                                                1,656,271
  Interest receivable                                                   763,215
  Deferred organization expenses (Note 1F)                               11,830
  Foreign tax reclaim receivable                                         59,781
                                                                   ------------
      Total assets                                                 $525,837,958
LIABILITIES:
  Payable for investments purchased                 $4,101,362
  Payable to affiliate --
    Trustees' fees                                       4,640
  Accrued expenses                                      61,631
                                                    ----------
      Total liabilities                                               4,167,633
                                                                   ------------
NET ASSETS applicable to investors' interest in Portfolio          $521,670,325
                                                                   ============
SOURCES OF NET ASSETS:
  Net proceeds from capital contributions and
   withdrawals                                                     $425,079,473
  Unrealized appreciation of investments
  (computed on the basis of identified cost)                         96,590,852
                                                                   ------------
      Total net assets                                             $521,670,325
                                                                   ============

    The accompanying notes are an integral part of the financial statements

                           STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
                     For the Year Ended December 31, 1995
-------------------------------------------------------------------------------
INVESTMENT INCOME:
    Dividend income (net of withholding taxes, $288,697)           $ 25,020,308
    Interest income                                                   3,493,504
                                                                   ------------
        Total income                                               $ 28,513,812
  Expenses --
    Investment adviser fee (Note 3)         $ 3,772,142
    Compensation of Trustees not members
      of the Investment Adviser's
      organization (Note 3)                      19,014
    Custodian fee (Note 3)                      196,160
    Commitment fee                              151,668
    Printing and postage                            272
    Legal and accounting services                61,284
    Amortization of deferred organization
      expenses (Note 1F)                          4,197
    Miscellaneous                                12,136
                                            -----------
      Total expenses                                                  4,216,873
                                                                   ------------
        Net investment income                                      $ 24,296,939
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain (loss)
   (identified cost basis) --
    Investment transactions                  $25,034,154
    Financial futures contracts               (8,405,750)
                                             -----------
      Net realized gain on investments
       and financial futures contracts       $16,628,404
  Change in unrealized appreciation --
    Investment transactions                  $80,813,152
    Financial futures contracts                2,152,500
                                             -----------
      Net change in unrealized appreciation                          82,965,652
                                                                   ------------
          Net realized and unrealized
           gain on investments                                       99,594,056
                                                                   ------------
            Net increase in net assets
             resulting from operations                             $123,890,995
                                                                   ============

    The accompanying notes are an integral part of the financial statements

                      STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
                                                    YEAR ENDED DECEMBER 31,
                                                 ------------------------------
                                                       1995            1994
                                                 --------------  --------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
    Net investment income                        $  24,296,939   $  28,785,986
    Net realized gain (loss) on investment
     transactions and financial
     futures contracts                              16,628,404     (15,151,998)
    Change in unrealized appreciation of
     investments                                    82,965,652     (89,492,365)
                                                 -------------   -------------
      Net increase (decrease) in net assets
       resulting from operations                 $ 123,890,995   $ (75,858,377)
                                                 -------------   -------------
  Capital transactions --
    Contributions                                $  29,142,153   $  97,021,559
    Withdrawals                                   (136,929,715)   (152,162,876)
                                                 -------------   -------------
      Decrease in net assets resulting from
       capital transactions                      $(107,787,562)  $ (55,141,317)
                                                 -------------   -------------
        Total increase (decrease) in net
         assets                                  $  16,103,433   $(130,999,694)
NET ASSETS:
  At beginning of year                             505,566,892     636,566,586
                                                 -------------   -------------
  At end of year                                 $ 521,670,325   $ 505,566,892
                                                 =============   =============
------------------------------------------------------------------------------
                              SUPPLEMENTARY DATA
------------------------------------------------------------------------------
                                                   YEAR ENDED DECEMBER 31,
                                                  --------------------------
                                                  1995      1994       1993*
                                                  ----      ----       -----
RATIOS (As a percentage of average
 daily assets):
  Expenses                                        0.84%     0.85%      0.91%+
  Net investment income                           4.83%     5.22%      4.57%+
PORTFOLIO TURNOVER                                 103%      107%        16%

LEVERAGE ANALYSIS:
  Average daily balance of debt outstanding
   during period (000's omitted)                   $232    $3,137    $15,452
+Computed on an annualized basis.
*For the period from the start of business, October 28, 1993, to December 31, 1993.

   The accompanying notes are an integral part of the financial statements

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1995

-------------------------------------------------------------------------------
(1) SIGNIFICANT ACCOUNTING POLICIES Total Return Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a diversified open-end investment company which was organized as a trust under the laws of the State of New York on May 1, 1992. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS -- Securities listed on securities exchanges or in the NASDAQ National Market are valued at closing sales prices or, if there has been no sale, at the mean between the closing bid and asked prices. Unlisted securities are valued at the mean between the latest available bid and asked prices. Options and financial futures contracts are valued at the last sale price, as quoted on the principal exchange or board of trade on which such options or contracts are traded or, in the absence of a sale, the mean between the last bid and asked prices. Short-term obligations, maturing in 60 days or less, are valued at amortized cost, which approximates value. Securities for which market quotations are unavailable are appraised at their fair value as determined in good faith by or at the direction of the Trustees.

B. INCOME TAXES -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investors' distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

C. OPTION ACCOUNTING PRINCIPLES -- Upon the writing of a covered call option, an amount equal to the premium received by the Portfolio is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written in accordance with the Portfolio's policies on investment valuations discussed above. Premiums received from writing call options which expire are treated as realized gains. Premiums received from writing call options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. The Portfolio, as writer of a call option, may have no control over whether the underlying securities may be sold and, as a result, bears the market risk or an unfavorable change in the price of the securities underlying the written option.

D. FINANCIAL FUTURES CONTRACTS -- Upon the entering of a financial futures contract, the Portfolio is required to deposit an amount ("initial margin") either in cash or securities equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio ("margin maintenance") each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. When the Portfolio enters into a closing transaction, the Portfolio will realize for book purposes a gain or loss equal to the difference between the value of the financial futures contract to sell and the financial futures contract to buy. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates, security prices, commodity prices or currency exchange rates. Should interest rates, security prices, commodity prices or currency exchange rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

E. DELAYED DELIVERY TRANSACTIONS -- The Fund may purchase or sell securities on a when-issued or forward committment basis. Payment and delivery may take place at a period in time after the date of the transaction. At the time the transaction is negotiated, the price of the security will be delivered and paid for are fixed. Losses may arise due to changes in the market value of the underlying securities if the counterparty does not perform under the contract.

F. DEFERRED ORGANIZATION EXPENSES -- Costs incurred by the Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

G. OTHER -- Investment transactions are accounted for on the date the investments are purchased or sold. Dividend income is recorded on the ex-dividend date. Realized gains and losses on the sale of investments are determined on the identified cost basis.
-------------------------------------------------------------------------------
(2) INVESTMENT TRANSACTIONS

Purchases and sales of investments, other than short-term obligations, aggregrated $492,715,872 and $590,882,397, respectively.
-------------------------------------------------------------------------------
(3) INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is based upon a percentage of average daily net asets. For the year ended December 31, 1995, the fee was equivalent to 0.75% of the Portfolio's average net assets for such period and amounted to $3,772,142. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Investors Bank & Trust Company (IBT), serves as custodian of the Portfolio. Prior to November 10, 1995, IBT was an affiliate of EVM. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All significant credit balances used to reduce the Fund's custody fees are reported as a reduction of expenses in the Statement of Operations. Certain of the officers and Trustees of the Portfolio are officers and directors/trustees of the above organizations. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 1995, no significant amounts have been deferred.
-------------------------------------------------------------------------------
(4) LINE OF CREDIT

The Portfolio participates with other portfolios and funds
managed by BMR and EVM and its affiliates in a $120 million unsecured line of credit agreement with a bank. The line of credit consists of a $20 million committed facility and a $100 million discretionary facility. The Portfolio expects to use the proceeds of the advances primarily for leveraging purposes. Borrowings by the Portfolio under the Credit Agreement will not exceed the lesser of 1/3 of the market value of the net assets of the Portfolio or $60,000,000. Interest is charged to each portfolio based on its borrrowings at an amount above either the bank's adjusted certificate of deposit rate, a variable adjusted certificate of deposit rate, or a federal funds effective rate. In addition, a fee computed at an annual rate of 1/4 of 1% on the $20 million committed facility and on the daily unused portion of the $100 million discretionary facility is allocated among the participating funds and portfolios at the end of each quarter. At December 31, 1995 there were no outstanding loans under the line of credit.
-------------------------------------------------------------------------------
(5) FEDERAL INCOME TAX BASIS OF INVESTMENTS

The cost and unrealized appreciation/depreciation in value of the investments owned at December 31, 1995, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $410,032,499
                                                                   ============
Gross unrealized appreciation                                      $ 99,292,413
Gross unrealized depreciation                                         3,272,602
                                                                   ------------
Net unrealized appreciation                                        $ 96,019,811
                                                                   ============
-------------------------------------------------------------------------------
(6) FINANCIAL INSTRUMENTS

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts, and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At December 31, 1995 there were no outstanding obligations under these financial instruments.

                      REPORT OF INDEPENDENT ACCOUNTANTS
------------------------------------------------------------------------------
TO THE TRUSTEES AND INVESTORS OF
TOTAL RETURN PORTFOLIO:

We have audited the accompanying statement of assets and liabilities of Total Return Portfolio, including the portfolio of investments, as of December 31, 1995, the related statement of operations for the year then ended and the statement of changes in net assets for each of the two years then ended and supplementary data for each of the two years then ended and for the period from October 28, 1993 (start of business) to December 31, 1993. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Total Return Portfolio as of December 31, 1995, the results of its operations for the year then ended and the changes in its net assets for each of the two years then ended and the supplementary data for each of the two years then ended, and for the period from October 28, 1993 (start of business), to December 31, 1993, in conformity with generally accepted accounting principles.
                                              COOPERS & LYBRAND L.L.P.
BOSTON, MASSACHUSETTS
FEBRUARY 2, 1996

                            INVESTMENT MANAGEMENT

EV MARATHON          OFFICERS                 TRUSTEES
TOTAL RETURN FUND    JAMES B. HAWKES          M. DOZIER GARDNER
24 Federal Street    President, Trustee       President, EVM
Boston, MA 02110     CLIFFORD H. KRAUSS       DONALD R. DWIGHT
                     Vice President           President, Dwight Partners, Inc.
                     JAMES L. O'CONNOR          Chairman, Newspapers of
                     Treasurer                New England, Inc.
                     THOMAS OTIS              SAMUEL L. HAYES, III
                     Secretary                Jacob H. Schiff Professor of
                                              Investment Banking, Harvard
                                              University Graduate School of
                                              Business Administration
                                              NORTON H. REAMER
                                              President and Director,
                                              United Asset
                                              Management Corporation
                                              JOHN L. THORNDIKE
                                              Director, Fiduciary Company
                                              Incorporated
                                              JACK L. TREYNOR
                                              Investment Adviser and
                                              Consultant
                     ----------------------------------------------------
TOTAL RETURN         OFFICERS                 TRUSTEES
PORTFOLIO            M. DOZIER GARDNER        DONALD R. DWIGHT
24 Federal Street    President, Trustee       President, Dwight Partners, Inc.
Boston, MA 02110     JAMES B. HAWKES            Chairman, Newspapers of
                     Vice President, Trustee  New England, Inc.
                     TIMOTHY O'BRIEN          SAMUEL L. HAYES, III
                     Vice President and       Jacob H. Schiff Professor of
                     Portfolio Manager        Investment Banking, Harvard
                     JAMES L. O'CONNOR        University Graduate School
                     Treasurer                of Business Administration
                     THOMAS OTIS              NORTON H. REAMER
                     Secretary                President and Director,
                                              United Asset
                                              Management Corporation
                                              JOHN L. THORNDIKE
                                              Director, Fiduciary Company
                                              Incorporated
                                              JACK L. TREYNOR
                                              Investment Adviser and
                                              Consultant